UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 25, 2003


                          MID-POWER SERVICE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                       2-85602-D                     88-0478633
------------------              --------------               -------------------
 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


          3753 Howard Hughes Parkway
                   Suite 200
               Las Vegas, Nevada                               89109
   ----------------------------------------                 ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (702) 784-7683
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                              ITEM 5. OTHER EVENTS
--------------------------------------------------------------------------------

         On August 25, 2003, Mid-Power Service Corporation and its subsidiary, Mid-Power Resource Corporation, filed Chapter 11 Monthly Operating Reports for the months of June and July 2003 with the United States Bankruptcy Court for the District of Nevada, copies of which (without attachments) are included as exhibits to this report.


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                                ITEM 7. EXHIBITS
--------------------------------------------------------------------------------

         The following are filed as exhibits to this report:

                   SEC
   Exhibit      Reference
    Number        Number                              Title of Document                                  Location
-------------- ------------ ----------------------------------------------------------------------  -------------------
   Item 99                   Other Exhibits
--------------              ----------------------------------------------------------------------  -------------------
    99.01          99       Mid-Power Service Corporation Chapter 11 Monthly Operating Report       This filing
                            (General Business Case) for June 2003
    99.02          99       Mid-Power Resource Corporation Chapter 11 Monthly Operating Report      This filing
                            (General Business Case) for June 2003
    99.03          99       Mid-Power Service Corporation Chapter 11 Monthly Operating Report       This filing
                            (General Business Case) for July 2003
    99.04          99       Mid-Power Resource Corporation Chapter 11 Monthly Operating Report      This filing
                            (General Business Case) for July 2003

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                                   SIGNATURES
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MID-POWER SERVICE CORPORATION


Dated:  August 25, 2003                        By:  /s/ James W. Scott
                                                  ------------------------------
                                                   James W. Scott, President

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